                                WARRANT AGREEMENT


THIS AGREEMENT, made as of the 16th day of September 1996, by and between Financial Performance Corporation, a New York corporation having an address at 335 Madison Avenue, New York, New York 10017, (hereinafter referred to as the "Corporation") and the various individuals and entities set forth on Schedule I annexed hereto and made a part hereof (each of such parties is hereinafter referred to as "Warrant Holder").


                              W I T N E S S E T H:


Whereas, the Corporation has determined to issue and deliver to Warrant Holder warrants (the "Warrants") to purchase shares of the Corporation's common stock, par value $0.01 per share, (CUSIP No. 317630 30 9) in the amount set forth for each Warrant Holder in Schedule I (the "Shares");

Whereas, the Corporation desires to provide for the form and provisions of the Warrants, the terms upon which they will be issued and may be exercised, and the respective rights, limitations of rights and immunities of the Corporation and the Warrant Holder;

Whereas, the Corporation desires to make the Warrants, when executed on behalf of the Corporation, the valid, binding and legal obligation of the Corporation, and has done and performed all acts and things necessary to make the Warrants the valid, binding and legal obligations of the Corporation; and

Whereas, the Corporation desires to act on its own behalf in connection with the issuance, registration, transfer and exchange of the Warrants, the issuance of certificates representing the Warrants and the exercise of the Warrants, except to the extent that the Corporation's transfer agent may be required to issue the Shares.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Warrant Holder agree as follows:

1. Issuance of Warrants. The Corporation shall issue to Warrant Holder the Warrants evidenced by a Warrant Certificate which shall be dated as of September 16, 1996 and shall evidence the right of the Warrant Holder to purchase the Shares. For purposes of this Agreement, "Common Stock" of the Corporation shall be defined as "Common Stock" and shall mean any and all shares of common stock of the Corporation, whether now or hereafter authorized or issued, shares issued by way of dividend or upon an increase, reduction, substitution or reclassification of common stock, and upon any merger, consolidation or reorganization of the Corporation and by the Secretary of the Corporation. Each Warrant shall be duly executed on behalf of the Corporation by the

President or a Vice President of the Corporation and by the Secretary or Assistant Secretary of the Corporation. If any officer whose signature has been placed upon any of the Warrants ceases to be that officer before any of the Warrants are issued, the Warrants may be issued with the same effect as if the officer had not ceased to be that officer on the date of issuance.

2. Warrant Price and Duration of the Warrants. The Warrants may be exercised from time to time and at any time, in whole or in part, from and after the date of issuance through September 15, 2006 ("Warrant Expiration Date"), except that if notice has been given as provided in subsection 5(a) below in connection with the liquidation, dissolution or winding up of the Corporation, the right to exercise the Warrants shall expire on the date specified in such notice as the record date for determining holders of stock of the Corporation entitled to receive any distribution upon the liquidation, dissolution or winding up of the Corporation. The Warrants shall entitle the Warrant Holder to purchase the Shares at the price of one ($1.00) dollar per share (the "Warrant Price"). Each of the Warrants shall entitle the Warrant Holder to purchase one of the Shares at the Warrant Price, subject to adjustment as set forth in Section 4 below.

3. Exercise of Warrants.

(a) The Warrants may be exercised by surrendering the Warrants at the office of the Corporation, and by delivering to the Corporation a duly completed and executed exercise form substantially in the form attached to Warrant, together with the Warrant Price for each full share of Common Stock as to which the Warrants are exercised. The Warrant Price shall be paid in cash or by certified or official bank check payable to the order of the Corporation.

(b) Upon the exercise of any of the Warrants, the Corporation shall instruct the Corporation's transfer agent to issue and deliver to the Warrant Holder a certificate or certificates for the number of full shares of Common Stock to which the Warrant Holder is entitled, registered in the name or names specified by the Warrant Holder, and cash with respect to any remaining fractional interest in a share as set forth in subsection 3(c) below. If the Warrants are not exercised in full (except with respect to a remaining fraction of a share) the Corporation shall also issue and deliver new Warrants for the number of shares (including fractional shares) as to which the Warrants have not been exercised.

(c) The Corporation shall not be required to issue fractional shares upon the exercise of the Warrants. If the Warrant Holder exercises the purchase rights under the Warrants in a manner that leaves the right to purchase a fraction of a share unexercised, the Corporation shall purchase the fractional interest for an amount in cash equal to the then current market value of the fractional interest, computed on the basis of the average closing bid and asked prices of its shares of Common Stock on the date of exercise as furnished to the Corporation by any member or member firm of a registered national securities exchange or, if the Common Stock is not then being publicly traded, on another reasonable basis determined by the Corporation.

(d) All of the Shares issued upon the exercise of the Warrants shall be duly and validly issued, fully paid and nonassessable and the Corporation shall pay all documentary, stamp or other taxes and governmental charges in connection with the issuance of the Warrants and the issuance or delivery of any Shares upon exercise of the Warrants. In addition, upon issuance, the Shares shall be free and clear of any and all liens, encumbrances, adverse interests, claims, charges, levies, restrictions, agreements and taxes of any nature whatsoever except only for applicable restrictions under state and federal securities laws with regard to the transfer of the Warrants and the Shares.

(e) Each person in whose name any certificate or certificates for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrants were surrendered in connection with the exercise of the Warrants and payment of the Warrant Price was tendered, irrespective of the date of delivery of the certificate or certificates, except that if the date of surrender and payment is a date when the stock transfer books of the Corporation are closed, a person shall be deemed to have become the holder of the Shares at the close of business on the immediately preceding date on which the stock transfer books are open.

4. Adjustments in Warrant Price and Shares.

(a) Change in Class of Shares. If, at any time or from time to time, the Corporation, by stock dividend, stock split, subdivision, reverse split, consolidation, reorganization, reclassification of shares, or otherwise, changes as a whole its outstanding Common Stock into a different class of shares, the class of shares into which the Common Stock has been changed shall replace the Common Stock for the purposes of the Warrants so that the Warrant Holder shall be entitled to receive, and shall receive upon the exercise of the Warrants, shares of the class of stock into which the Common Stock has been changed.

(b) Stock Dividends and Split-ups. If at any time or from time to time, the number of outstanding shares of Common Stock of the Corporation is increased by a stock dividend payable in shares of Common Stock or by a stock split or subdivision of Common Stock, or otherwise, then, on the day following the date fixed for the determination of holders of Common Stock entitled to receive the stock dividend or split-up, the number of Shares issuable on the exercise of each Warrant shall be increased in proportion to the increase in outstanding shares of Common Stock and the then applicable Warrant Price shall be correspondingly decreased.

(c) Aggregation of Shares. If at any time or from time to time, the number of outstanding shares of Common Stock of the Corporation is decreased by a reverse split, consolidation or reclassification of shares of Common Stock, or otherwise, then, after the effective date of the reverse split, consolidation or reclassification, the number of Shares issuable on exercise of each Warrant shall be decreased in proportion to the decrease in outstanding shares of Common Stock and the then applicable Warrant Price shall be correspondingly increased.

(d) Special Stock Dividends. If at any time or from time to time, shares of any class of stock of the Corporation (other than Common Stock) are issued by way of a stock dividend on outstanding Common Stock, then, commencing with the day following the date fixed for the determination of holders of Common Stock entitled to receive the stock dividend, in addition to any shares of Common Stock receivable upon exercise of the Warrants, the Warrant Holder shall upon exercise of the Warrants be entitled to receive, as nearly as practicable, the same number of shares of dividend stock, plus any shares issued upon any subsequent change, replacement, subdivision, or combination of the stock dividend, to which the Warrant Holder would have been entitled if the Warrants would have been exercised immediately prior to the stock dividend. No adjustment in the Warrant Price shall be made by virtue of the happening of any event specified in this Subsection 4(d).

(e) Merger, Consolidation and Sale. If at any time, a consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares issuable upon exercise of the Warrants), or sale or transfer of all or substantially all of its assets to another corporation, is effective, then, as a condition of the consolidation, merger or sale, the holder(s) of the Warrants then outstanding shall have the right to exercise the Warrants for the kind and amount of shares and other securities and property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Warrants immediately prior to the consolidation, merger, sale or transfer and provision shall be made whereby the Warrant Holder after the transaction shall have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants, the same number of shares purchasable immediately prior to the transaction upon the exercise of the rights represented by the Warrants. The Corporation shall not effect any consolidation, merger, transfer or sale unless, prior to the consummation of the transaction, the successor corporation (if other than the Corporation) resulting from the consolidation or merger, or the corporation purchasing the assets of the Corporation, assumes by written instrument executed and delivered to the Warrant Agent and the Warrant Holder the obligation to deliver to the Warrant Holder the shares of stock in accordance with the preceding sentence.

(f) Pre-emptive or Other Rights. If at any time prior to the exercise of all of the Warrants, the Corporation offers any shares of its Common Stock to the holders of its Common Stock as a class for subscription in accordance with the preemptive or other rights of those stockholders, the Warrant Holder shall be entitled to subscribe for the same number of shares of Common Stock as the Warrant Holder would have been entitled to purchase, upon exercising the Warrants and becoming a stockholder of the Corporation, immediately prior to the record or effective date with respect to the preemptive or other rights.

(g) Distribution of Assets. If at any time after the date of this Agreement, the Corporation makes any distribution of its assets upon or with respect to its shares of Common Stock as a liquidating or partial liquidating dividend (other than upon a liquidation, dissolution or winding up of the Corporation as provided for in Subsection 5(a) below, or other than as a cash dividend payable out of earnings or any surplus legally available for dividends), the holder(s) of the Warrants then outstanding shall, upon exercise of the Warrants after the record date of distribution or in the absence of a record date, after the date of distribution, receive, in addition to the shares subscribed for, the amount of the assets or a sum equal to the value of the assets at the time of the distribution, which would have been distributed to the holder if the Warrants had been exercised immediately prior to the record date for the distribution or, in the absence of a record date, immediately prior to the date of the distribution.

(h) Other Change. If the Corporation takes any action with respect to its shares of Common Stock, other than as set forth in this Agreement, which would adversely affect the rights of the holder(s) of the Warrants, then the Shares shall be changed in a manner which is equitable under the circumstances. Unless the context otherwise indicates, all references to shares of Common Stock in this Agreement and the Warrants shall, in the event of a change under this
Section 4, be deemed to refer to any other securities or property included in the Common Stock pursuant to the change.

(i) Form of Warrants. The form of the Warrants need not be changed due to any change pursuant to this Section 4, and warrants issued after a change may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant hereto.

(j) Notice of Adjustment. Upon any adjustment of the Warrant Price or number of shares issuable on exercise of the Warrants pursuant to the provisions of this
Section 4, then and in each case, the Corporation shall give prompt written notice of adjustment to the Warrant Holder by certified mail, return receipt requested at the address registered with the Corporation. The notice shall set forth in reasonable detail the facts requiring the change, the Warrant Price resulting from the adjustment and the increase or decrease if any, in the number of Shares as so changed, setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. Without limiting the foregoing notice requirement, in case at any time:

      (i) the Corporation pays any dividends payable in stock upon its Common Stock or makes any distributions (other than regular cash dividends) to the holders of its Common Stock;

      (ii) the Corporation offers for subscription pro-rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

      (iii) there is a capital reorganization, a reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all of its assets to another corporation;

then, in any or more of these cases, the Corporation shall give written notice to the Warrant Holder in the manner set forth above of the date on which (i) the books of the Corporation close or a record is taken for the dividend, distribution or subscription rights, or (ii) the reorganization, reclassification, consolidation, merger or sale takes place. The notice also shall specify the date as of which the holders of the Common Stock of record shall participate in dividend distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon the reorganization, reclassification, consolidation, merger or sale. The notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed with respect to the transaction.

5. Provisions for Protection of Warrant Holders.

(a) In the event of the liquidation, dissolution or winding up of the Corporation, a notice shall be filed by the Corporation with the Warrant Holder at least 60 days before the record date (which shall be specified in the notice) for determining holders of the shares of Common Stock entitled to receive any distribution upon the liquidation, dissolution or winding up. The notice must contain: (i) the date on which the transaction is to take place; (ii) the record date (which must be at least 60 days after the giving of the notice) as of which holders of Common Stock entitled to receive distributions upon the liquidation, dissolution or winding up shall be determined; (iii) a brief description of the transaction; (iv) a brief description of the distributions, if any, to be made to holders of the Common Stock as a result of the transaction; and (v) an estimate of the fair market value of the distributions. The notice shall also specify the date on which the right to exercise the Warrants shall expire. A copy of the notice shall be mailed to Warrant Holder and to each other holder of Warrants at the address(es) registered with the Corporation not more than 30 and not less than 20 days before the record date.

(b) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock the number of shares that are from time to time sufficient to permit the exercise of all outstanding Warrants and the issuance of the Shares. If at any time the number of authorized but unissued shares of Common Stock is not sufficient for these purposes, the Corporation shall take all action that may be necessary to increase its authorized but unissued shares to the number of shares sufficient for these purposes.

(c) The Warrants may not be redeemed by the Corporation at any time.

(d) If any of the Warrant Certificate(s) becomes lost, stolen, mutilated or destroyed, the Corporation shall issue a new Warrant Certificate(s) of like denomination, tenor and date as the Warrant Certificate(s) lost, stolen, mutilated or destroyed. Any new Warrant shall constitute an original contractual obligation of the Corporation, regardless of whether the allegedly lost, stolen, mutilated or destroyed Warrant Certificate(s) is (are) at any time enforceable by anyone.

(e) All rights of action are vested in the Warrant Holder and all other holder(s) of the Warrants. Any holder of any Warrant may, in the holder's own behalf and for the holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation suitable to enforce, the right to exercise the Warrant for the purchase of Common Stock, and for any other purpose in connection with the Warrants.

6. Representations of the Corporation.

The Corporation represents, warrants and covenants to the Warrant Holder as follows:

(a) All shares of Common Stock that may be issued upon the exercise of the Warrants shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all liens, encumbrances, adverse interests, claims, charges, levies, restrictions, agreements and taxes of any nature whatsoever with respect to the purchase and issuance of the Shares except only for applicable restrictions under state and federal securities laws with regard to the transferability thereof. The Corporation has done and performed all acts and things necessary to make the Warrants the valid, binding and legal obligations of the Corporation and the Warrants are the valid, binding and legal obligations of the Corporation;

(b) The Corporation is a corporation duly organized and validly existing under the laws of the State of New York, has all requisite corporate power and authority to own, operate and carry on its business and to enter into this Agreement and to perform all of its obligations hereunder and is duly qualified and in good standing in the State of New York;

(c) The Corporation has obtained all necessary authorizations and approvals from its Board of Directors required for the execution and delivery of this Agreement and all collateral documents arising out of or relating to this transaction. This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms (except as may be limited by applicable bankruptcy and insolvency laws);

(d) Neither the execution and delivery of this Agreement nor any of the other instruments or documents contemplated hereby, nor the issuance of the Shares or the

Warrants, nor the incurrence of the obligations herein set forth (i) will result in a violation of, or constitute a default under, the certificate of incorporation or by-laws of the Corporation, or any material obligations, agreements, covenants or conditions contained in any bond, debenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Corporation is a party or by which it or any of its properties may be bound, or (ii) is in violation of any order, rule, regulation, writ, injunction, or decree of any domestic government, governmental instrumentality or court;

(e) The Corporation has complied with and shall comply with all applicable federal, state and local laws, ordinances, rules, regulations, orders and standards applicable to the issuance of the Warrants. The transactions underlying or giving rise to the Warrants and the issuance of the Shares upon the exercise thereof shall not violate any federal, state or local law, rule or regulation.

7. Transfer and Ownership of Warrants.

(a) Title to the Warrants shall pass by delivery in the same manner as a negotiable instrument payable to bearer, accompanied by a transfer form substantially in the form annexed to the Warrant. Each holder of the Warrants may be treated by the Corporation and the Corporation's transfer agent as the absolute owner thereof for all purposes and as the person entitled to exercise the Warrants or transfer title to it.

(b) One or more Warrants may be surrendered to the Corporation for exchange and, upon their cancellation, the Corporation shall countersign and deliver in exchange one or more new Warrants, as requested by the bearer of the cancelled Warrant or Warrants, for the same aggregate number of Shares as were evidenced by the Warrant or Warrants so cancelled. The Corporation shall give notice to the registered holders of the Warrants of any change in the address of, or in the designation of the Corporation's transfer agent.

(c) The Warrant Holder represents to the Corporation that he is acquiring the Warrants and will acquire the Shares for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof. If, in the future, the Warrant Holder shall decide to dispose of the Warrants or the Shares, any such disposition shall be made only in a transaction which is exempt from registration under then applicable federal and state securities laws or pursuant to registration under such laws.

8. Assignability. Neither this Warrant Agreement nor any of the Warrants may be assigned by the Corporation. The Warrant Holder or any other holder(s) of the Warrants may assign this Warrant Agreement and the Warrants, in whole or in part, in compliance with applicable state and federal securities laws.

9. Miscellaneous.

(a) Applicable Law. The validity, interpretation and performance of this Agreement and of the Warrants shall be governed by the internal laws of the State of New York.

(b) Agreement. Copies of this agreement shall be available at the office of the Corporation for examination by the Warrant Holder and all holder(s) of any of the Warrants.

(c) Notices and Demands. Any and all notices, demands or other communications provided for in this Agreement shall be given in writing and by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


      To the Corporation:     Financial Performance Corporation
                              335 Madison Avenue
                              New York, New York 10017
                              Attention: William F. Finley, President

      With a copy served      Kaufman Friedman Plotnicki
      in like manner to:        & Grun, LLP
                              300 East 42nd Street
                              New York, New York 10017
                              Attention: Gary S. Friedman, Esq.

      To Warrant Holder:      See Schedule I Annexed Hereto


(d) Assigns. The term "Warrant Holder" as used in this Agreement shall, unless otherwise specifically indicated, mean and include the Warrant Holder, all assignees of the Warrant Holder and all future holder(s) of any of the Warrants.

(e) No Modifications. This agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

(f) No Waiver. It is agreed that a waiver by any party of a breach of any provision of this agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(g) Further Performance. The Corporation and the Warrant Holder agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this agreement.

(h) Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

In witness whereof, this Agreement has been duly executed by the parties hereto the day, month and year first above written.



Witness:                            Financial Performance Corporation


___________________________         By:_____________________________
                                          William F. Finley
                                    Its: President


___________________________         By:_____________________________
                                          Richard Levy
                                    Its: Secretary

THE NUMBER OF SHARES AND EXERCISE PRICE REFERRED TO IN THIS WARRANT CERTIFICATE ARE THOSE IN EFFECT SUBSEQUENT TO THE COMPANY'S ONE-FOR-FIVE REVERSE STOCK SPLIT EFFECTIVE AS OF SEPTEMER 23, 1996.


                      FORM OF FPC 9-96 WARRANT CERTIFICATE


THIS WARRANT AND THE SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER, AND CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED THEREUNDER OR UNLESS APPLICABLE EXEMPTIONS THEREFROM ARE AVAILABLE.

                                     WARRANT

                              FOR THE PURCHASE OF 1
                     ( 2 ) SHARES OF COMMON STOCK, PAR VALUE
                   $0.01 PER SHARE (CUSIP NO. 317630 30 9), OF
                        FINANCIAL PERFORMANCE CORPORATION

              Incorporated under the laws of the State of New York

                          VOID AFTER SEPTEMBER 15, 2006

This is to certify that, for value received, 3 , or his/her/its assigns (the "Warrant Holder"), is entitled to purchase at any time during the period commencing as of September 16, 1996 and ending on or before September 15, 2006 ("Exercise Period"), 1 (2) shares of the Common Stock, par value $0.01 per share (CUSIP No. 317630 30 9), of Financial Performance Corporation (the "Corporation") from the Corporation at a purchase price of one ($1.00) dollar per share, and to receive a certificate or certificates for the shares of Common Stock purchased upon presentation and surrender to the Corporation at the office of the Corporation or at the offices of Corporation's warrant agent, if any, or its successor as warrant agent, of this Warrant with the exercise form annexed hereto as Exhibit "1" duly completed and executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the direct order of the Corporation.

This Warrant may be exercised at any time and from time to time during the Exercise Period by the registered owner or owners hereof in whole, or in part, for not less than one (1) full share of Common Stock of the Corporation. If this Warrant is exercised at any time for less than the maximum number of shares of Common Stock purchasable upon the exercise hereof, the Corporation shall issue to the registered owner or owners of this Warrant a new warrant of like tenor and date representing the number of shares of Common Stock equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon exercise of this Warrant. No fractional shares of Common Stock will be issued upon the exercise of rights to purchase hereunder.

The Corporation covenants and agrees that all shares that may be issued upon exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and non-assessable, and free of all taxes, liens and charges with respect to the purchase and the issuance of the shares.

The aggregate number of shares of Common Stock of the Corporation that the Warrant Holder is entitled to receive upon exercise of this Warrant is 1 (2) shares. The Corporation shall at all times reserve from its authorized and unissued Common Stock and hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon exercise of this Warrant.

This Warrant is assignable and transferable by delivery, in whole or in part, to an "Accredited Investor" (as such term is defined in the Securities Act of 1933, as amended, and the Rules promulgated thereunder), in accordance with the provisions of the Warrant Agreement referred to below. This Warrant is transferable in whole or in part on the books of the Corporation by the record holder hereof in person or by duly authorized attorney upon surrender hereof, properly endorsed, at the office of the Corporation, or at the office of the Corporation's warrant agent, if any, in the City of New York and State of New York, accompanied by a form substantially in the form of the assignment form annexed hereto as Exhibit "2" duly completed and executed. Every holder of this Warrant, by taking and holding the same, consents and agrees that title to this Warrant (together with all rights represented hereby) is assignable and transferable with the same effect as in the case of a negotiable instrument if endorsed to a specified person and delivery is made to such person, and that if endorsed in blank the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purpose, and as the person entitled to exercise this Warrant or to the transfer thereof on said books, but until such transfer on such books, the Corporation may treat the record holder as the owner hereof for the purpose of determining the person entitled to any rights or any notice pursuant to the terms hereof or for any other purpose.

This Warrant is issued under and in accordance with that certain Warrant Agreement dated as of September 16, 1996 and is subject to the terms and provisions contained therein, as to all of which terms and conditions the Corporation and the Warrant Holder are bound. Copies of the Warrant Agreement are on file at the office of the Corporation.

This Warrant will be void unless exercised by 5:00 P.M. Eastern Standard Time on September 15, 2006. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Warrant may be exercised on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

This Warrant may not be redeemed by the Corporation at any time.

In witness whereof, the Corporation has caused this Warrant to be duly executed, by two of its officers duly authorized, as of the 16th day of September, 1996.

                                          Financial Performance Corporation


                                          By:__________________________
                                                William F. Finley
                                          Its: President


                                          By:_________________________
                                                Richard Levy
                                          Its: Secretary



Exhibit 1 - Warrant Exercise Form
Exhibit 2 - Warrant Transfer or Assignment Form

                                   Exhibit "1"

                                  EXERCISE FORM


The undersigned hereby: (1) subscribes for and offers to purchase ___________ shares of Common Stock of Financial Performance Corporation, par value $0.01 per share (CUSIP No. 317630 30 9), pursuant to the Warrant to which this exhibit is attached; (2) encloses payment of $________________ for these shares at a price of one ($1.00) dollar per share; and (3) requests that a certificate for the shares be issued in the name of the undersigned or such other name as may be designated in writing by the undersigned and delivered to the undersigned at the address specified below.


Date: _____________________


                                    (Please sign exactly as your
                                    name appears on the Warrant)

                                    ____________________________________

                                    ____________________________________

                                    ____________________________________
                                    (Address of warrant holder)

                                    Warrant holder's social security number

                                    ________________________





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

                                   Exhibit "2"

                           TRANSFER OR ASSIGNMENT FORM


              To be Completed and Executed by the Registered Owner
                     in Order to Transfer or Assign Warrants

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto

      Name: _________________________________________
      Address: _______________________________________
      Social Security No.:_______________________________


this Warrant and hereby irrevocably appoints
___________________________________
attorney with full power of substitution to transfer this Warrant Certificate on the books of Financial Performance Corporation.



Date: ______________, _____   x_________________________________




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